Exhibit 99.1

 AEROSURF® Phase 2 Program UpdateInvestor Conference CallNovember 12, 2015

 Forward Looking Statement  To the extent that statements in this presentation are not strictly historical, including statements about the Company’s business strategy, outlook, objectives, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development, or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this presentation are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. These risks are further described in the Company's periodic filings with the Securities and Exchange Commission (SEC), including the most recent reports on Forms 10-K, 8-K and 10-Q, and any amendments thereto (“Company Filings”).

 Primary characteristic is surfactant deficiency in underdeveloped lungs of premature infants (born with a lack of natural lung surfactant required for open airways and proper gas exchange – O2 in and CO2 out)American Academy of Pediatrics guidelines recommend providing surfactant replacement within the first hours of life1Neonatologists believe the highest unmet need in RDS is the ability to deliver surfactant non-invasively to patients2  Respiratory Distress Syndrome (RDS)  1. AAP guidelines, 20132. Discovery Labs’ primary market research (2014)

 Aerosolized Surfactant for RDS   Proprietary Synthetic KL4 Surfactant  Designed to be structurally similar to human lung surfactantSURFAXIN® - Liquid KL4 surfactant (intratracheal instillate) for RDS approved by the FDA   Innovative Aerosol Delivery Technology  Designed specifically for the capability to aerosolize and deliver surfactant  Potential to transform the treatment of premature infants with RDS by making surfactant therapy available through non-invasive delivery technology.  ®

# Current Treatment of RDS: Intubate or Not?

## Invasive Intubation



Surfactant replacement therapy (SRT) - requires intubation and mechanical ventilation (MV); available surfactants are animal-derived

Invasive intubation and MV can result in serious respiratory conditions and other complications, such as higher risk of infection and bronchopulmonary dysplasia (BPD)

## Nasal continuous positive airway pressure (nCPAP)


WARNING

Considered less invasive but does not address underlying condition – surfactant deficiency

Many infants respond poorly and require delayed rescue SRT via intubation and MV (“nCPAP failure”)

Earlier SRT produces better outcomes compared to late SRT[1]

1. AAP guidelines, 2013

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 Current Treatment of RDS: nCPAP Used Across All Gestational Ages and Severity of RDS   Frequency of RDS  HIGHER  LOWER  Severe Moderate Mild  GA <26 wks(>95% RDS)  GA 26-28 wks(85-95% RDS)  GA 29-32 wks(65-75% RDS)  GA 33-34 wks(40-50% RDS)  GA 35-36 wks(5-15% RDS)  20%  ETT/SRT  CPAP  80%  30%  ETT/SRT  CPAP  70%  55%  ETT/SRT  CPAP  45%  70%  ETT/SRT  CPAP  30%  95%  ETT/SRT  CPAP  5%  Source: Discovery Labs’ primary market research (2014); IMS MIDAS data (2012); CDC National Vital Statistics, 2014, Healthcare Costs and Utilization Project (HCUP), 2013; Agency for Healthcare Research and Quality (AHRQ), 2012; Births by birth weight (CDC Website).  Note: ETT/SRT – administration of surfactant replacement therapy via intubation with an endotracheal tube    CPAP failure rates increase in lower GA infants and with severity of RDS

# Current Treatment of RDS: Trends in Non-Invasive Care of Neonates – Increasing Use of nCPAP to Avoid Intubation

**First-line nCPAP use has been trending up across all gestational ages up to 32 weeks GA**



70%
60%
50%
40%
30%
20%
10%
0%
2002
2009
10%
15%
18%
27%
35%
43%
49%
60%
500-750
750-1000
1000-1250
1250-1500
Est. GA: < 24 wks
~24-27 wks
~28-29 wks
~30-32 wks

Source: Soll, Obstetric and Neonatal Care Practices for Infants 501 to 1500 g From 2000 to 2009; *Pediatrics; July 2013*

**However, still experience high nCPAP failure rates**



100%
75%
50%
25%
0%
48%
43%
2002
2003
2004
2005
2006
2007
2008
2009

Source: Soll, Obstetric and Neonatal Care Practices for Infants 501 to 1500 g From 2000 to 2009; *Pediatrics; July 2013*

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# RDS: Clinicians seeking a non-invasive way to deliver SRT

**What is wanted[1]:**

- ✓ An approach that effectively delivers surfactant without intubation or mechanical ventilation
- ✓ Possibility of repeat doses
- ✓ Avoids clinical instability associated with bolus administration
- ✓ Administration by non-specialist staff
- ✓ Reduce cost of treating premature infants

> **"...optimization of less invasive method of surfactant administration will be one of the most important subjects for research in the field of surfactant therapy of RDS in coming years".**
>
> *Kribs A. How best to administer surfactant to VLBW infants. Arch Dis Child Fetal Neonatal Ed 2011;doi:10.1136.*

1. Pillow & Minocchieri: Neonatology, 2012

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 Potential to Transform Management of RDS          Capillary  Drug pumped through capillary  Energy Input              Aerosolized KL4 Surfactant  via nCPAP    Goal is to administer surfactant without invasive intubation and early in the management of RDS in premature infants  ®  We are conducting the AEROSURF® development program with the goal of establishing AEROSURF as the first aerosolized surfactant therapy to address RDS

# AEROSURF® Bridge the Surfactant / RDS Gap in the First 72 Hours

Goal

- Provide surfactant therapy to premature infants until they can produce their own endogenous surfactant
- Allow for single or repeat non-invasive doses of aerosolized surfactant with nCPAP



Birth
48 to 72 Hours
Surfactant Deficient
Endogenous Surfactant Production
Initial AEROSURF dose
Potential Repeat dose
Additional dose, if needed

Phase 2 development program is primarily to assess safety and understand the proper dosing regimen to support premature infants to surfactant self-sufficiency

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 Comprehensive Phase 2 Program    Phase 2a  Phase 2a Expansion  Phase 2a  Phase 2b  Gestational Age (wks)  29 – 34     26 - 28  26 – 32(Begin with 29 – 32)  Dose Groups  15 min; 30 min; 45 min( 25, 50, 75 TPL mg/kg)(8 active, 8 control per group)Single dose  60 min; 90 min (100 and 150 TPL mg/kg)(8 active, 8 control per group)Primarily single dose  30 min; 45 min (50 and 75 TPL mg/kg)(8 active, 8 control per group)Up to two doses  25 min; 50 min; Control(40 and 80 TPL mg/kg)Up to 3 doses  # of patients  48  32  32  Up to 250  Objective(s)  Safety and tolerabilityPhysiological data suggesting delivery of KL4 surfactant to the lungsPerformance of aerosol delivery system  Safety and tolerability of higher doses and determine therapeutic index (safety window)Continue physiological assessment  Safety and tolerabilityPhysiological assessment  Provide evidence of efficacy on an acceptable endpointIdentify dose regimens for phase 3 studyProvide estimate of effect size  # of sites  Initiated with 3; increased to 8 (US)  12 (US)  Up to 20 (US)  50+ (US, EU, Canada, LATAM)  Timeline / Milestones  Completed May 2015; key objectives achieved  Completed Oct 2015  Initiated; results expected Q1 2016  Expect to initiate Q4 2015; target enrollment completion – mid - 2016    ®

 Phase 2a Clinical Program (29 to 34 weeks GA)Top-Line Data Review  ®

 Phase 2a Study (29 to 34 wks GA)Study Design  Evaluate the safety and tolerability of aerosolized KL4 surfactant (lucinactant 30 mg TPL/ml) for inhalation, administered to preterm neonates 29 to 34 weeks post-menstrual age (PMA) receiving nCPAP for RDS, compared to neonates receiving nCPAP alone.DesignMulticenter, randomized, controlled, dose-escalation studyPreterm neonates within the first 21 hours after birth and who have had implementation of controlled nCPAP within 1 hour of birth.8 control and 8 active per dose group (80 total: 40 active; 40 pooled control)Treatment GroupsDose Group 1 – 15 min (25 mg TPL/kg) single dose Dose Group 2 – 30 min (50 mg TPL/kg) single doseDose Group 3 – 45 min (75 mg TPL/kg) single doseDose Group 4 – 60 min (100 mg TPL/kg) single dose* Dose Group 5 – 90 min (150 mg TPL/kg) single dose** Dose Groups 4 & 5 could have repeat doses if oxygen requirement was > 0.35 at least 2 hours after dosingMethod of AdministrationReconstituted lyophilized KL4 surfactant aerosolized by the investigational device (capillary aerosol generator), and introduced into the nCPAP circuit.   13  ®

 Inclusion CriteriaGestational age 29 to 34 weeks PMAImplementation of controlled nCPAP within 60 minutes after birthSpontaneous breathingChest radiograph consistent with RDSWithin the first 21 hours after birth, requires the following to maintain SpO2 of 88% - 95%nCPAP of 5 to 6 cm H2OFiO2 of 0.30 to 0.50 for at least 60 minutes FiO2 of 0.25 to 0.50 for at least 120 minutes (amendment)FiO2 of 0.25 to 0.50 for at least 30  minutes (amendment)Exclusion CriteriaHemodynamically unstableMajor congenital / chromosomal abnormalities Recurrent apnea  14  Phase 2a Study (29 to 34 wks GA)Study Design (cont’d)  ®

# Phase 2a Study (29 to 34 wks GA)
## *Study Objectives*

AEROSURF®

### Primary Objective

Safety and tolerability of AEROSURF® compared to nCPAP alone

### Other Key Objectives

Assess physiological data indicating that aerosolized KL4 surfactant is being delivered into the lungs of premature infants

- Gas exchange: $FiO_2$ requirements and changes in $CO_2$
- Need for rescue therapy and requirement for invasive respiratory support

Acceptable performance of the AEROSURF Delivery System in the NICU

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 Phase 2a Study (29 to 34 wks GA)Safety & Tolerability – Administration & Peri-Dosing  The nasal interface and nasal prongs were well tolerated Upper airway obstruction was not observed  16  Complications of patient interface  All AEROSURF (N=40)  Bleeding  0  Apparent obstruction of the nares  0  Bi-nasal prongs occlusion requiring removal and replacement  0  Nasal irritation  2  Anatomic limitation required a mask  1  ®  Peri-Dosing Event  All AEROSURF(N=40)   Bradycardia  0   Desaturation   5 (16%)   Vomiting  2 (6%)  Peri-dosing events were infrequent with AEROSURF® administration

 Phase 2a Study (29 to 34 wks GA)Safety & Tolerability - Adverse Events  Co-morbidities and adverse events occur frequently in this patient population Adverse Event Observations:The most common adverse events in the AEROSURF® and control groups were:Neonatal jaundice ConstipationApnea AnemiaAll observed adverse events were as expected for this patient population Incidence of adverse events was generally comparable between AEROSURF and control groupsThere was no pattern of increased adverse events with increasing AEROSURF dose  17  ®

# Phase 2a Study (29 to 34 wks GA)
## *Adverse Events - Incidence of Air Leak*

| Types of Air Leak | Control (N=40) | AEROSURF® (N=40) |
|---|---|---|
| Pneumothorax/Pneumomediastinum | 5 (13%)[1] | 9 (23%)[2, 3] |
| Pulmonary Interstitial Emphysema | 2 (5%) | 1 (3%) |
| Total Number of Infants[4] | 7 (18%) | 9 (23%) |

[1] Includes 4 patients with an SAE and one non-serious PTX
[2] Includes 1 AEROSURF patient inappropriately enrolled in the trial
[3] One AEROSURF patient was found to have an air leak prior to dosing
[4] All chest x-rays for patients in this study are being reviewed by an independent radiologist for severity of RDS at baseline and to assess the course of RDS

The incidence of air leak in this trial is not unexpected and comparable to what has been reported in the literature for infants in this age group 23-47%[5]

There was no pattern of increased incidence of air leaks with increasing AEROSURF dose

| AEROSURF Dose Groups | 1 | 2 | 3 | 4 | 5 |
|---|---|---|---|---|---|
| Number of Infants with Air Leak | 2 | 2 | 1 | 2 | 2 |

[5] Dargaville et al. 2013

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 Phase 2a Study (29 to 34 wks GA)Safety & Tolerability - Serious Adverse Events (SAE)  19  SAE   Control(N=40)  AEROSURF®(N=40)   Apnea  0  1 (3%)   Oxygen saturation decreased  0  1 (3%)   Necrotising enterocolitis  1 (3%)  2 (5%)   Cardio-respiratory arrest  1 (3%)  1 (3%)1   Hydrocephalus  1 (3%)  0   Pneumothorax/Pneumomediastinum  4 (10%)  9 (23%)2, 3   Pulmonary Hemorrhage  1 (3%)1  0   Death  1 (3%)  1 (3%)  1 SAEs associated with mortality - both considered unrelated to study drug or trial procedures2 Includes 1 AEROSURF patient inappropriately enrolled in the trial3 One AEROSURF patient was found to have an air leak prior to dosing and the SAE  ®  These are SAEs that you would expect to see in this populationThere was no pattern of increased incidence of SAEs with increasing AEROSURF doseAll air leaks resolved without complication.

# Phase 2a Study (29 to 34 wks GA)
## *Safety and Tolerability - Summary*

AEROSURF®

The adverse events seen in this trial were expected for this patient population

The adverse events and complications of prematurity were generally comparable between AEROSURF® and control groups

There was no pattern of increased adverse events or serious adverse events with increasing AEROSURF dose

The AEROSURF Delivery System delivered KL4 surfactant to the infants in a way that was generally safe and well tolerated

The Independent Safety Review Committee supports proceeding to the next studies in our program

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 Phase 2a Study (29 to 34 wks GA)nCPAP Failure by Treatment Group through 72 hours  21    * One intubated patient excluded due to being inappropriately enrolled   2/7*  3/8  3/8  21/40  5/8  6/8  ®  AEROSURF treatment, primarily in single doses of 45 minutes and greater, appears to be associated with lower rates of nCPAP failure.  (15 min)  (30 min)  (45 min)  (60 min)  (90 min)

  AEROSURF® Phase 2a Study (29 to 34 wks GA) Patients on Room Air at 1 Hour Post Start of Treatment1   % of Subjects on Room Air at 1 Hour After Dosing  22  1 For control patients time is 1 hour after randomization  At 1 hour after start of treatment, 28% of all AEROSURF® patients were at 21% O2 (room air) compared to 8% of control patients.  (n = 40)  ®  (n = 40)

 23  Phase 2a Study (29 to 34 wks GA)Gas Exchange – Change in FiO2 and CO2 (at 3 hrs)  ®  The data suggest that AEROSURF is associated with a decrease in FiO2 shortly after initiation of treatment and numerically greater change in PCO2 levels compared to control, suggesting that aerosolized KL4 surfactant is being delivered to the lungs

# AEROSURF® Bridge the Surfactant / RDS Gap in the First 72 Hours

Goal

- Provide surfactant therapy to premature infants until they can produce their own endogenous surfactant
- Allow for single or repeat  non-invasive doses of aerosolized surfactant with nCPAP



Birth
48 to 72 Hours
Surfactant Deficient
Endogenous Surfactant Production
Initial AEROSURF dose
Potential Repeat dose
Additional dose, if needed

Phase 2 development program is primarily to assess safety and understand the proper dosing regimen to support premature infants to surfactant self-sufficiency

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 Phase 2a Study (29 to 34 wks GA) Time to Intubation for nCPAP Failure for Control Group  ®  25  nCPAP failures due to RDS normally occur within 72 hours; in the control group (n=40) majority of nCPAP failures occurred within 48 hours of life

 Phase 2a Study (29 to 34 wks GA) Time to Intubation for nCPAP Failure by Treatment Group  ®  26  AEROSURF may prolong the time to intubation; repeat dosing may be important to extend this effect to surfactant self-sufficiency  Control  Dose Groups 3,4 & 5  Dose Groups 1 & 2  (15 & 30 min)  (45, 60 & 90 min)

 Phase 2a Study (29 to 34 wks GA)nCPAP Failure by Treatment Group through 72 hours  27    * One intubated patient excluded due to being inappropriately enrolled   2/7*  3/8  3/8  21/40  5/8  6/8  ®  AEROSURF treatment, primarily in single doses of 45 minutes and greater, appears to be associated with lower rates of nCPAP failure  Focus for dose selection going forward     (15 min)  (30 min)  (45 min)  (60 min)  (90 min)

 Phase 2a Study (29 to 34 wks GA)45 and 60 Minute Dose Groups - nCPAP Failure through 72 hours  No AEROSURF patients in the 45 and 60 minute dose groups required intubation at 3 or 6 hours post-dosing compared to 18% (7/40) of control patientsAEROSURF 45 and 60 minute doses may be reducing the rates of intubation and also prolonging the time to intubation -- repeat dosing may be important to extend this effect to surfactant self-sufficiency  45 and 60 minute Dose Groups  ®  28  At 72 hours post-dosing, 33% (5/15*) of AEROSURF patients in the 45 and 60 minute dose groups required intubation compared to 53% (21/40) in the control group, or a relative reduction in nCPAP failure of 38%  * One intubated patient excluded due to being inappropriately enrolled

 Phase 2a Study (29 to 34 wks GA) 45 and 60 Minute Dose Groups - nCPAP Failure through 72 hours     21/40  5/15*  ®  Time to nCPAP Failure  29  nCPAP Failure  AEROSURF treated patients experienced a 20% absolute reduction or a 38% relative reduction in nCPAP failure compared to control  (45 & 60 min)  (45 & 60 min)  * One intubated patient excluded due to being inappropriately enrolled   *

 Phase 2a Study (29 to 34 wks GA)Moving Forward – Window for Repeat Dosing  ®  30    Potential repeat dose  nCPAP Failure through 72 hours  Additional dose if needed    45 and 60 minute Dose Groups  * One intubated patient excluded due to being inappropriately enrolled

# Phase 2a Study (29 to 34 wks GA)
## *Summary to Date*

AEROSURF®

- Overall, the safety and tolerability profile of the AEROSURF group in the trial was generally comparable to the control group
- There was acceptable performance by the novel aerosol delivery technology in the NICU
- Aerosolized surfactant produces physiological changes that are expected with surfactant replacement therapy
- The goal of decreasing nCPAP failure and intubations appears achievable - data to date suggest that AEROSURF may be decreasing nCPAP failure and the need for intubation
- Repeat dosing may be important to enhance the reduction in nCPAP failures
- Results from the phase 2a program in 29-34 week GA premature infants has informed the phase 2b study in premature infants 29-32 week GA and the phase 2a study in 26-28 week GA premature infants

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# AEROSURF® Comprehensive Phase 2 Program

| | Phase 2a | Phase 2a Expansion | Phase 2a | Phase 2b |
|---|---|---|---|---|
| Gestational Age (wks) | 29 – 34 | | 26 - 28 | 26 – 32 (Begin with 29 – 32) |
| Dose Groups | 15 min; 30 min; 45 min ( 25, 50, 75 TPL mg/kg) (8 active, 8 control per group)<br><br>Single dose | 60 min; 90 min (100 and 150 TPL mg/kg) (8 active, 8 control per group)<br><br>Primarily single dose | 30 min; 45 min (50 and 75 TPL mg/kg) (8 active, 8 control per group)<br><br>Up to two doses | 25 min; 50 min; Control (40 and 80 TPL mg/kg)<br><br>Up to 3 doses |
| # of patients | 48 | 32 | 32 | Up to 250 |
| Objective(s) | Safety and tolerability<br><br>Physiological data suggesting delivery of $KL_4$ surfactant to the lungs<br><br>Performance of aerosol delivery system | Safety and tolerability of higher doses and determine therapeutic index (safety window)<br><br>Continue physiological assessment | Safety and tolerability<br><br>Physiological assessment | Provide evidence of efficacy on an acceptable endpoint<br><br>Identify dose regimens for phase 3 study<br><br>Provide estimate of effect size |
| # of sites | Initiated with 3; increased to 8 (US) | 12 (US) | Up to 20 (US) | 50+ (US, EU, Canada, LATAM) |
| Timeline / Milestones | **Completed May 2015; key objectives achieved** | **Completed Oct 2015** | Initiated; results expected Q1 2016 | Expect to initiate Q4 2015; target enrollment completion – mid - 2016 |

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